ICONIX

BRAND GROUP, INC.

INVESTOR PRESENTATION

1/26/10

ICONIX BRAND GROUP, INC.

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. The statements that are not historical facts contained in this presentation are forward looking statements that involve a number of known and unknown risks, uncertainties and other factors, all of which are difficult or impossible to predict and many of which are beyond the control of Iconix Brand Group, Inc. ("Iconix" or the "Company), which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. These forward-looking statements reflect only current expectations of the Company and should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements include statements concerning the Company's plans, objectives, goals, strategies, future events, future results, competitive strengths, industry trends, and the benefits of recent acquisitions. The words "believe", "anticipate," "expect," "confident," and similar expressions also identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. The Company can give no assurance that any of the events anticipated by forward-looking statements will occur or, if any of them do, what impact they will have on the Company's results of operations and financial condition. In light of the risks and uncertainties described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009, the matters referred to in the forward-looking statements contained in this presentation may not in fact occur.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.

This presentation contains certain non-GAAP financial measures. The Company believes the use of non-GAAP measures in addition to GAAP measures is an additional useful method of evaluating its results of operations. The non-GAAP financial measures disclosed should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. A presentation of the most directly comparable GAAP financial measures and a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measures calculated and presented in accordance with GAAP is provided in tables appearing at the end of this presentation.

Iconix Overview

Owner of 21 diverse and powerful brands

Brands represent close to $10 billion in retail sales


BONGO
BADGLEY
MISCHKA
JOE BOXER
RAMPAGE
Mudd
LONDON FOG
DANSKIN
STARTER
Ed Hardy
ZOO YORK
ROYAL VELVET
CHARISMA
CANNON
FIELDCREST
WAVERLY

ICONIX BRAND GROUP, INC.

BUSINESS MODEL OF SPECIALIZATION

Traditional Operating Company

- Marketing/Advertising/PR
- Licensing
- Trend Direction

- Sales
- Retail
- Design
- Sourcing
- Manufacturing
- Distribution
- Warehousing
- Inventory Ownership & Management

ICONIX BRAND GROUP, INC.

- Marketing/Advertising/PR
- Licensing
- Trend Direction

Responsibility of Licensees

ADVANTAGE OF BUSINESS MODEL

Guaranteed Revenue


34%
66%

2010E
contractually guaranteed
royalties

- As of 1/1/10 had $600m in aggregate minimum guaranteed royalties
- No inventory risk
- Minimal working capital
- Minimal cap-ex
- Highly scalable

RELATIONSHIP WITH MAJOR RETAILERS

Luxury
Saks Fifth Avenue
Neiman Marcus
bloomingdale's

Badgley Mischka
Charisma

Better
the Bay
NORDSTROM
macy's
Dillard's

London Fog
Rampage
Rocawear
Ed Hardy
Ecko Unltd.
Danskin

Mid-Tier
JCPenney
HSN
falabella
Sears
KOHL'S
BED BATH & BEYOND

Royal Velvet
American Glamour by Badgley Mischka
Candie's
Bongo
Cannon
Mudd
Waverly
Zoo York

Value
TARGET
COSTCO
LOWE'S
Sb Suburbia
kmart
Walmart Save money. Live better.

Joe Boxer
DanskinNow
Fieldcrest
Charisma
Mossimo
Starter
Op

Iconix Corporate Video


Candie's
BONGO
BADGLEY MISCHKA
JOE BOXER
RAMPAGE
Mudd
LONDON FOG.
OP
ROCAWEAR
DANSKIN
ecko unltd.
ZOO YORK
CHARISMA
CANNON
ROYAL VELVET
FIELDCREST
WAVERLY

Iconix Financial Performance

ICONIX BRAND GROUP, INC

STRONG TRACK RECORD OF GROWTH

Revenue


41% CAGR
$81M
$160M
$217M
$227M-
$231M
$260M-
$270M
2006
2007
2008
2009E
2010
Projected

Non-GAAP Net Income[2]


35% CAGR
$33M
$64M
$70M
$80M-
$83M
$93M-
$97M
2006
2007
2008
2009E
2010
Projected

Diluted Non-GAAP EPS[2]


27% CAGR
$0.72
$0.58
$1.04
$1.15
$1.17-
$1.22
$1.25-
$1.30
2006(1)
2007
2008
2009E
2010
Projected

(1) Shading represents 2006 YTD fully taxed diluted earnings per share of $0.58 assuming tax rate of 34%, CAGR based on fully taxed number.
(2) See last page for a reconciliation to comparable GAAP numbers.

ICONIX BRAND GROUP, INC

SCALABLE PLATFORM


$300M
$225M
$150M
$75M
Revenue
EBITDA (1)
SG&A
$30M
$81M
$160M
$217M
$227M - $231M
$260M - $270M
$17M
$56M
$128M
$150M
$160M- $165M
$185M- $191M
$13M
$25M
$32M
$67M
$66M- $67M
$75M- $79M
2005
2006
2007
2008
2009E
2010 Projected

Note: SG&A includes the equity income and minority interest of our investments in brands owned less than 100% and excludes depreciation and amortization.
(1) See last page for a reconciliation to comparable GAAP numbers.

STRONG FREE CASH FLOW

Non-GAAP Net Income vs. Free Cash Flow[1]


($ in millions)
Non-GAAP Net Income
Free Cash Flow
$33
$45
$64
$99
$70
$122
$80-
$83
$123-
$126
$93-
$97
$140-
$145
2006
2007
2008
2009E
2010
Projected

- Expect approximately $125m in Free Cash Flow in 2009 growing to over $140m in 2010
- FCF is an important metric ~ $50m of cash is incremental to our Non-GAAP Net Income
- Recurring annual cash benefit
- Tax benefit: amortize intangible assets over 15 years for tax purposes with no related GAAP amortization due to indefinite life

(1) See last page for a reconciliation to comparable GAAP numbers.

Business Update

ICONIX BRAND GROUP, INC

17 DIRECT-TO-RETAIL (DTR) PARTNERSHIPS

- Winning formula providing retailers with an exclusive national brand at private label economics
- Iconix receives premium support from DTR partners with marketing campaigns and prominent circular & in-store placement

Retailer		Brands		
Walmart	→	OP	STARTER	DANSKIN NOW
TARGET	→	Mossimo	FIELDCREST	WAVERLY home
KOHL'S	→	Candie's	Mudd	
Sears / Kmart	→	CANNON EST. 1887	JOE BOXER	
BED BATH & BEYOND	→	ROYAL VELVET		
LOWE'S	→	WAVERLY HOME CLASSICS		
HSN	→	AMERICAN GLAMOUR BADGLEY MISCHKA		
COSTCO	→	CHARISMA		
International: the Bay	→	LONDON FOG		
falabella	→	Mossimo		
Suburbia	→	Mossimo		

Note: Royal Velvet is not a DTR but is exclusive to Bed Bath & Beyond in certain categories under Li & Fung license

DTR Continuing to Expand

- DTR's now represent approximately 50% of our sales compared to 25% in 2008


2008
$54M
2009E
$114M
$0M
$30M
$60M
$90M
$120M

- Launched 4 new DTR programs in 2009

STARTER – Walmart (Save money. Live better.)
CHARISMA – COSTCO
DANSKIN NOW – Walmart (Save money. Live better.)
Mudd – KOHL'S

- Renewed 4 DTR agreements

Mossimo – TARGET
Candie's – KOHL'S
FIELDCREST – TARGET
WAVERLY – LOWE'S

2009 DTR LAUNCHES

STARTER
Walmart
Save money. Live better.


STARTER
$10.00

DANSKIN NOW
Walmart
Save money. Live better.


DANSKIN NOW

CHARISMA
COSTCO



Mudd
KOHL'S


Mudd

ICONIX CHINA

- 50/50 Joint Venture with Silas Chou & Novel Fashion Brands Limited
- Office opened in Hong Kong Fall 2008
- Launched 3 Partnerships covering Rampage , London Fog, & Rocawear
- Projecting over 600 stores in the next 3 years


RAMPAGE
RAMPAGE


LONDON FOG


RAMPAGE



ICONIX LATIN AMERICA





- 50/50 Joint Venture with The Falic Group
- Office opened in Panama Spring 2009
- Signed DTR in 2009 with Suburbia for Mossimo
- 18 licensees in the region

BUSINESS UPDATE: INTERNATIONAL

ICONIX EUROPE

- 50/50 Joint Venture with group including TLC (The Licensing Company)
- Partnership formed in December 2009
- TLC has over 50 people based in London, Munich & Paris

- Leverage TLC's retail network

ASDA Carrefour cisalfa TESCO CALZEDONIA Groupe Casino TOPSHOP BAUR HOUSE OF FRASER MATALAN maxeda О'КЕЙ

BUSINESS UPDATE: INTERNATIONAL

Walmart International

- Looking to expand our 3 Walmart brands throughout the Walmart network
- Walmart has over 4,000 units outside the US in 14 countries
- Over the last 18 months, Op launched in Canada, Mexico, Central America & Argentina


Accesorios





BUSINESS UPDATE: ACQUISITIONS

- The Investment
  - Made investment on May 4, 2009
  - Paid $17m for 50% stake
  - Earned approximately $4M in royalty for first 8-months
  - Based on current trends acquisition multiple is approximately 3 times


Approximately 3x Multiple
$4M
$17M
Royalty Revenue
Acquisition 5/4/09
12/31/09 Est.
Year 1 Est.
Year 2 Est.
Year 3 Est.

- The Licensing Business
  - Over 50 categories
  - Sold in 58 countries
  - Current trends are higher than originally estimated
  - 90%+ EBITDA Margins


Ed Hardy

Approximately $1 Billion in Annual Retail Sales

*ecko unltd. | eckored | MARC ECKO Cut & Sew | ZOO YORK


ecko unltd.


eckored


MARC ECKO
Cut&Sew


ZOO YORK

- Acquired 51% controlling interest 11/09
- Paid $63.5M in cash
- JV assumed $90M debt (non-recourse to Iconix)
- 4.2 x acquisition multiple (based on Iconix cash contribution + JV debt)
- 2.4 x cash multiple (based on Iconix cash contribution of $63.5M)

Strong Licensee Base

LI & FUNG LIMITED

SKECHERS

MARC ECKO ENTERPRISES

- Top three licensees represent over 70% of royalties
- ~$130M in aggregate guaranteed minimums


unltd.
by marc ecko


eckōred


MARC ECKŌ

ICONIX BRAND GROUP, INC.

ACQUISITION TRACK RECORD

Acquisition Date	Brand	Purchase Price	Cumulative Rev. Earned (thru 09)	Revenue Recovered % of PP (thru 09)
Oct-04	Badgley Mischka	$1M	$11.5M	1154%
Jul-05	Joe Boxer	$88.2M	$66.8M	76%
Sept-05	Rampage	$46.3M	$40.4M	87%
Apr-06	Mudd	$92.9M	$62.7M	68%
Aug-06	London Fog	$37.6M	$17.6M	47%
Oct-06	Mossimo	$135M	$70.2M	52%
Nov-06	Op	$54M	$43.1M	80%
Mar-07	Danskin	$81.7M	$46.5M	57%
Mar-07	Rocawear	$215M	$104.9M	49%
Oct-07	Pillowtex	$247M	$76.2M	31%
Dec-07	Starter	$60M	$36.9M	61%
Oct-08	Waverly	$26M	$6.9M	27%
May-09	Ed Hardy	$17M	$4.0M	24%
Nov-09	Ecko	$109M	$3.7M	3%

$591.4M total

0% 25% 50% 75% 100%

ACQUISITION TRACK RECORD


acquired 19 brands
$1.2B paid
royalties generated from these acquired brands
~$600M earned
50% of purchase price
Last 5 Years

5.0x

Avg. Acquisition Multiple based on 2010 royalty estimates

2010 Outlook

ORGANIC REVENUE GROWTH

Projected Revenue


$260 - $270M
$227 - $231M
Trademark Gains
$11M
$34M
Non-Comparative Acquisition Revenue
5-7% organic growth
$226M - $236M Existing Brands
$216M - $220M Existing Brands
2009 - Estimated
2010 - Projected

STRONG PROFITABILITY & FREE CASH FLOW

Non-GAAP Net Income[(1)]


+17%
$80M - $83M
$93M - $97M
2009 - Estimated
2010 - Projected

Free Cash Flow[(1)]


+15%
$123M - $126M
$140M - $145M
2009 - Estimated
2010 - Projected

(1) See last page for a reconciliation to comparable GAAP numbers.

Approximately $200M of cash on hand

- **Could add approximately $0.28 of EPS annually if cash was used for acquisitions**

The following earnings projection is a Pro Forma illustration of the acquisition potential of our $200 million of cash on hand.[1] The projection assumes, among other things, that:

- The acquisition(s) are made for all cash and no debt
- $200m of the cash on hand is used; a use of less than all funds may produce less accretion to earnings
- The acquisition(s) were completed on Jan. 1 2010 to give the effect to owning for the full year
- A 5.0x multiple that could generate $40 million in incremental royalty revenue
- An 85% EBITDA margin for acquired brands


Pro Forma Illustration
$1.53-
$1.58
+ 30%
$0.28
+7%
$1.17-
$1.22
2009
Estimated
$1.25-
$1.30
2010
Projected
2010
Pro Forma

(1) It is possible that one or more of the Company's assumptions may not materialize and, therefore its projection regarding the potential future earnings per share is subject to a high level of uncertainty. No assurance can be given regarding the attainability of the Company's projection or the reliability of the assumptions on which it is based and the actual results are likely to vary from the projection and the variations may be material and adverse. The Company's guidance for 2010 revenue and earnings previously released or contained elsewhere in this presentation assumes no additional acquisitions

LONG TERM GROWTH PLAN

- From 2006 through 2009 generated a CAGR of approximately 41% on topline and 35% on bottom line
- We believe Iconix is as strong as ever with approximately $200m in cash and approximately $140m+ of free cash flow being generated in 2010
- Working on exciting organic growth initiatives with our best in class worldwide retail partners
- Have strong international platform through our three joint ventures
- We believe that we are well positioned for the future and expect the next five years to be as successful as the last five

ICONIX

BRAND GROUP, INC.


Candie's
BONGO
BADGLEY MISCHKA
JOE BOXER
RAMPAGE
Mudd
LONDON FOG
DANSKIN
ROCAWEAR
STARTER
Ed Hardy
ZOO YORK
ROYAL VELVET
CHARISMA
CANNON
FIELDCREST
WAVERLY

NON-GAAP RECONCILIATION TABLES

Non-GAAP Diluted EPS[(1)]

	2006	2007	2008	2009	2010
GAAP Diluted EPS	$0.72	$0.98	$1.02	$1.06-$1.11	$1.13-$1.18
Non-cash interest	$0.00	$0.06	$0.13	$0.11	$0.12
Non-GAAP Diluted EPS	$0.72	$1.04	$1.15	$1.17-$1.22	$1.25-$1.30

Non-GAAP Net Income[(1)]

	2006	2007	2008	2009	2010
GAAP Net Income	$33	$60	$63	$72-$75	$85-$89
Tax Effected Non-cash interest	$0	$4	$7	$8	$8
Non-GAAP Net Income	$33	$64	$70	$80-$83	$93-$97

Free Cash Flow[(2)]

	2006	2007	2008	2009	2010
GAAP Net Income	$33	$60	$63	$72-$75	$85-$89
Add: Non-Cash Adjustments[(2)]	$12	$39	$65	$53	$58-$60
Less: Capital Expenditures	$0.3	$0.1	$6	$2-$3	$3-$4
Free Cash Flow	$44.7	$99	$122	$123-126	$140-$145

EBITDA[(3)]

	2005	2006	2007	2008	2009	2010
GAAP Net Income	$16	$33	$60	$63	$72-$75	$85-$89
Add: Income Taxes	($5)	$7	$31	$35	$40-$42	$47-$49
Add: Interest Expense	$5	$14	$31	$44	$39	$42
Add: Depreciation & Amortization of certain intangibles	$1	$2	$6	$8	$9	$11
EBITDA	$17	$56	$128	$150	$160-$165	$185-$191

These non-GAAP metrics may be inconsistent with similar measures presented by other companies and should only be used in conjunction with our results reported according to U.S. GAAP. Any financial measure other than those prepared in accordance with U.S. GAAP should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP

(1) Non-GAAP Net Income and EPS, are non-GAAP financial measures, which represent net income excluding any non-cash interest, net of tax, relating to the adoption of FSP APB 14-1. The Company believes these are useful financial measures in evaluating its financial condition because it is representative of only actual cash interest paid on outstanding debt.

(2) Free Cash Flow, a non-GAAP financial measure, represents net income before depreciation, amortization of trademark and financing fees, non-cash compensation expense, bad debt expense, net equity earnings from joint ventures, non-cash income taxes, non-cash interest related to FSP APB 14-1, non-cash net gain on sale of trademarks, non-cash gain related to Unzipped litigation, and less capital expenditures. The Free Cash Flow also excludes any changes in Balance Sheet items. The Company believes Free Cash Flow is useful in evaluating its financial condition because it is representative of cash flow from operations that is available for repaying debt, investing and capital expenditures. Operational Adjustment includes: Non-Cash Taxes, Non-Cash Interest, Depreciation, Amortization, Non-Cash Comp, Bad-Debt Expenses, Net Equity Earnings for JV's.

(3) EBITDA, a non-GAAP financial measure, represents income from operations before income taxes, interest, depreciation and amortization expenses. The Company believes EBITDA provides additional information for determining its ability to meet future debt service requirements, investing and capital expenditures